UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of report (Date of earliest event reported)
                                November 1, 2007

                             AMERICAN TELSTAR, INC.
             (Exact name of registrant as specified in its charter)

          Colorado                       000-52387               84-1052279
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

             444 Park Forest Way
                Wellington, FL                                  33414
  (Address of Principal Executive Offices)                   (Zip Code)

                                 (561) 798-4294
               Registrant's Telephone Number, Including Area Code


________________________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02 - Departure of Directors or Certain Officers:  Appointment of certain
            Officers.

Effective November 1, 2007, Michael L. Schumacher resigned as a director and as secretary, treasurer, and chief financial officer. Michael L. Schumacher had no disagreements with the registrant that led to his resignation.

Peter Porath, an existing director and current vice-president was appointed and assumed the duties as chief financial officer upon Mr. Schumacher's resignation.

Also effective November 1, 2007, the board of directors appointed Ralph Amato as a director and secretary of the Registrant.

Mr. Amato is CEO of Ventana Capital Partners. On November 1, 2007, Ventura Capital Partners entered into a stock purchase agreement with Pride Equities, Inc. and Mr. Charles Calello to acquire all of the shares of the Registrant owned by them, representing approximately 76% of the ownership of the Registrant. Mr. Schumacher is President and the beneficial controlling shareholder of Pride Equities, Inc. Mr. Calello is a director and President of the Registrant.

The stock purchase agreement is subject to a significant contingency related to obtaining a listing on the OTCBB and therefore no assurance can be given that the transaction will close. (See the attached copy for the stock purchase agreement.) If the transaction closes, it would result in a change in control of the Registrant.


(c) Exhibits.

2.1 Stock Purchase Agreement by and between Pride Equities, Inc., Charles Calello, Ventana Capital Partners, and Securities Law Institute, dated November 1, 2007.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Telstar, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     American Telstar, Inc.


Date:  November 2, 2007              By: /s/ Peter Porath
                                         ---------------------------------------
                                         Peter Porath
                                         Vice-President, Chief Financial Officer
                                         and Director


________________________________________________________________________________

                                  EXHIBIT INDEX



Exhibit Number   Description of Exhibit
--------------   ----------------------

2.1 Stock Purchase Agreement by and between Pride Equities, Inc., Charles Calello, Ventana Capital Partners, and Securities Law Institute, dated November 1, 2007.

________________________________________________________________________________